UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 January 26, 2006

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      375 North Front Street, Suite 300, Columbus, Ohio              43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.	Other Events
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     On January 26, 2006, the company announced Thomas E. Line has been elected independant chairman of the Diamond Hill Funds. A copy of the press release issued by the company is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
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     (c) Exhibits.

     99.1	Press release dated January 26, 2006 issued by the company.


                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: January 26, 2006                         By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                             Officer and Secretary